CALAMOS INVESTMENT TRUST

Supplement dated October 1, 2020 to the

CALAMOS® FAMILY OF FUNDS Prospectus

dated February 28, 2020, as amended April 1, 2020,

April 30, 2020, June 5, 2020, July 21, 2020, and August 4, 2020

Effective immediately, the section titled “Principal Investment Strategies” for the Calamos Timpani Small Cap Growth Fund on page 34 of the Prospectus is hereby deleted and replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings) in equity securities of small capitalization companies that the Fund’s investment adviser, CALAMOS ADVISORS LLC (“Calamos Advisors”), believes have sound growth potential.    The Fund defines a small capitalization company as a company with a market capitalization less than or equal to that of the company with the largest market capitalization of either the Russell 2000® Index or the MSCI USA Small Cap Index as measured on a rolling 24-month basis over the most recent period. The market capitalization of a security is measured at the time of purchase.

Equity securities in which the Fund invests as a part of its principal investment strategy consist of common stocks and American Depositary Receipts (“ADRs”). The Fund may invest up to 25% of its net assets in foreign securities. Foreign securities are securities issued by issuers that are organized under the laws of a foreign country, that have a substantial portion of their operations or assets in a foreign country or countries, or that derive a substantial portion of their revenue or profits from businesses, investments or sales outside of the United States. The Fund may also invest in foreign securities that are represented in the United States securities markets by ADRs or similar depositary arrangements. The Fund’s foreign investments can be denominated in U.S. dollars or in foreign currencies. CALAMOS ADVISORS uses fundamental research to evaluate investment opportunities, focusing on companies that it believes have superior management and whose business models have a high potential for earnings upside. CALAMOS ADVISORS may actively trade portfolio securities. Currently, the Fund has significant investments in the healthcare and technology sectors due to CALAMOS ADVISORS’ investment process yielding opportunities for sound growth potential within those sectors. However, the Fund is actively managed, and its portfolio may change in the future.

Effective immediately, the section titled “Principal Investment Strategies” for the Calamos Timpani SMID Growth Fund on page 39 of the Prospectus is hereby deleted and replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings) in equity securities of small and mid-capitalization (“SMID”) companies of issuers primarily located in the United States. The Fund defines a SMID company as a company with a market capitalization less than or equal to that of the company with the largest market capitalization of the Russell 2500® Index or the MSCI USA SMID Cap Index as measured on a rolling 24-month basis over the most recent period. The market capitalization of a security is measured at the time of purchase.

Equity securities in which the Fund invests as a part of its principal investment strategy consist of common stocks and American Depositary Receipts (“ADRs”). The Fund may invest up to 25% of its net assets in foreign securities. Foreign securities are securities issued by issuers that are organized under the laws of a foreign country, that have a substantial portion of their operations or assets in a foreign

MFSPT6 10/20

country or countries, or that derive a substantial portion of their revenue or profits from businesses, investments or sales outside of the United States. The Fund may also invest in foreign securities that are represented in the United States securities markets by ADRs or similar depositary arrangements. The Fund’s foreign investments can be denominated in U.S. dollars or in foreign currencies. CALAMOS ADVISORS uses fundamental research to evaluate investment opportunities, focusing on companies that it believes have superior management and whose business models have a high potential for earnings upside. CALAMOS ADVISORS may actively trade portfolio securities. From time to time, the Fund may have significant investments in certain sectors due to CALAMOS ADVISORS’ investment process yielding opportunities for sound growth potential within those sectors. The Fund’s sector concentrations may vary.

Please retain this supplement for future reference